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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 13, 2004


                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                    333-60778                     75-2795365
   (State or Other                (Commission                 (I.R.S. Employer
    Jurisdiction of               File Number)               Identification No.)
     Incorporation)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)










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Item 12.  Results of Operations and Financial Condition

     On May 13, 2004, Dresser, Inc. provided financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.













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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DRESSER, INC.


Date:  May 13, 2004                 By:  /s/   Steven G. Lamb
       ----------------------           -----------------------------------
                                               Steven G. Lamb
                                               Chief Executive Officer and
                                               President



                                    By: /s/    James A. Nattier
                                        -----------------------------------
                                               James A. Nattier
                                               Executive Vice President and
                                               Chief Financial Officer



                                    By: /s/    Thomas J. Kanuk
                                        -----------------------------------
                                               Thomas J. Kanuk
                                               Corporate Controller and
                                               Chief Accounting Officer










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                                  EXHIBIT INDEX


Exhibit No.                     Description
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99.1                            Press Release